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                                                                   EXHIBIT 4.2


                              CERTIFICATE OF STOCK


     NUMBER                     PSYCHIATRIC SOLUTIONS, INC.         SHARES
 PS                             PSI

INCORPORATED UNDER THE                                        SEE REVERSE FOR
LAWS OF THE STATE OF                                         CERTAIN DEFINITIONS
    DELAWARE

   COMMON STOCK                                              CUSIP  74439H 10 8

     This Certifies that






     is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         $0.01 PAR VALUE PER SHARE, OF

                          PSYCHIATRIC SOLUTIONS, INC.

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile signatures of the duly authorized officers of the Company.

Dated:




           SECRETARY                                   CHAIRMAN, PRESIDENT AND
                                                       CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
          STOCKTRANS, INC.
     44 W. LANCASTER AVE., ARDMORE, PA 19003
                                   TRANSFER AGENT
                                    AND REGISTRAR

BY

                             AUTHORIZED SIGNATURE
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                          PSYCHIATRIC SOLUTIONS, INC.

     The certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Charter now or hereafter amended and Bylaws of the Corporation. The Corporation is authorized to issue more than one class of stock and more than one series of any class of stock. The Corporation will furnish without charge to each stockholder who so requests and without charge, a full statement of designations, preferences and relative rights of the shares of each class authorized to be issued, and the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the Board to fix and determine the relative rights and preferences of subsequent series. Such requests shall be made to the transfer agent or the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN  -as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT-_________ Custodian ___________ under Uniform Gifts to Minors
                   (Cust)               (Minor)
                   Act _____________
                         (State)

     Additional abbreviations may also be used though not in the above list.

         For value received, ____________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
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             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                             ZIP CODE, OF ASSIGNEE)



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     shares of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

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     Attorney to transfer the said shares on the books of the Corporation with full power of substitution.

     Dated
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                   NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


     SIGNATURE(S) GUARANTEED:
                              ------------------------------------------------
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.